                                EXHIBIT (10)(p)

             FIRST AMENDMENT TO THE AGREEMENT AND PLAN OF MERGER

    This First Amendment to the Agreement and Plan of Merger ("First Amendment") is entered into as of November 27, 2001, among International Bancshares Corporation, a Texas corporation ("Parent"), NBC Acquisitions Corp., a Delaware corporation and a direct wholly-owned subsidiary of Parent ("Delaware Sub"), and National Bancshares Corporation of Texas, a Texas corporation (the "Company").

                              W I T N E S S E T H:

    WHEREAS, Parent, the Company and NBC Acquisition Corp, a Texas corporation and predecessor in interest to Delaware Sub ("Texas Sub"), entered into that certain Agreement and Plan of Merger dated as of July 30, 2001 (the "Merger Agreement"), providing for, among other things, (i) a tender offer (the "Offer") by Texas Sub to purchase all of the outstanding shares of common stock, par value $0.001 per share, of the Company (the "Shares"), at a price per Share equal to the Merger Consideration (as defined in the Merger Agreement), without interest, and (ii) subject to the satisfaction of certain conditions set forth in the Merger Agreement, the merger (the "Merger") of Texas Sub with and into the Company, with the Company as the surviving corporation in the Merger;

    WHEREAS, on or about November 20, 2001, Texas Sub merged with and into Delaware Sub, with Delaware Sub as the surviving corporation in such merger;

    WHEREAS, the parties desire to amend the Merger Agreement upon the terms set forth herein; and

    WHEREAS, capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Merger Agreement;

    NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements of the Parties hereinafter contained, the Parties hereby agree as follows:

    1. EFFECTIVE TIME OF THE MERGER. Section 1.4 of the Merger Agreement is hereby amended and restated to read in its entirety as follows:

    1.4 EFFECTIVE TIME OF THE MERGER. The Merger shall become effective at the date and time (the "Effective Time") when Articles of Merger meeting the requirements of the Texas Business Corporation Act (the "TBCA") and a Certificate of Merger meeting the requirements of the Delaware General Corporation Law (the "DGCL") shall have been duly executed and filed in accordance with the TBCA and the DGCL, respectively, or at such other time as is specified in such Articles of Merger in accordance with the TBCA and such Certificate of Merger in accordance with the DGCL, which Articles of Merger and Certificate of Merger shall be filed as soon as practicable following fulfillment of the conditions set forth in Article VII hereof.

    2. ARTICLES OF INCORPORATION. Section 2.1 of the Merger Agreement is hereby amended and restated to read in its entirety as follows:

         2.1 ARTICLES OF INCORPORATION. The Articles of Incorporation of the Company, as in effect immediately prior to the Effective Time, shall be the Articles of Incorporation of the Surviving Corporation, until further amended in accordance with their terms and as provided by law and this Agreement.

    3. BY-LAWS. Section 2.2 of the Merger Agreement is hereby amended and restated to read in its entirety as follows:

         2.2 BY-LAWS. The By-laws of the Company, as in effect immediately prior to the Effective Time, shall be the By-laws of the Surviving Corporation, and thereafter may be amended in accordance with their terms and as provided by law and this Agreement.

    4. EFFECTS OF MERGER. Section 2.4 of the Merger Agreement is hereby amended and restated to read in its entirety as follows:

         2.4 EFFECTS OF MERGER. The Merger shall have the effects set forth in the TBCA and the DGCL.

    5. COUNTERPARTS. This First Amendment may be executed in one or more counterparts, all of which taken together shall constitute one instrument.

    6. MISCELLANEOUS. Except as otherwise expressly set forth in this First Amendment, the Merger Agreement shall remain in full force and effect, and the parties hereto shall be bound by the terms and conditions thereof, as herein amended.





                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

    IN WITNESS WHEREOF, the undersigned have duly executed this First Amendment as of the date and year first above written.

                                       INTERNATIONAL BANCSHARES CORPORATION



                                       By: /s/ DENNIS E. NIXON
                                          -------------------------------------
                                          Dennis E. Nixon, President


                                       NBC ACQUISITIONS CORP.



                                       By: /s/ DENNIS E. NIXON
                                          -------------------------------------
                                          Dennis E. Nixon, President


                                       NATIONAL BANCSHARES CORPORATION OF TEXAS



                                       By: /s/ MARVIN E. MELSON
                                          -------------------------------------
                                          Marvin E. Melson, President